IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re: Ecotality, Inc.
Debtor

CASE NO. 2:13-BK-16127 (RJH)

BUSINESS AND INDUSTRY MONTHLY OPERATING REPORT

MONTH OF December 31, 2013

DATE PETITION FILED: 9/16/2013

TAX PAYER ID NO. : 68-0515422

Nature of Debtor's Business: In process of liquidating and transitioning remaining assets

DATE DISCLOSURE STATEMENT FILED ____________ TO BE FILED X

DATE PLAN OF REORGANIZATION FILED ____________ TO BE FILED X

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Susie Herrmann
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY

CFO
TITLE

Susie Herrmann, CFO
PRINTED NAME OF RESPONSIBLE PARTY

1/22/2014
DATE

PREPARER:

____
ORIGINAL SIGNATURE OF PREPARER

____
TITLE

____
PRINTED NAME OF PREPARER

____
DATE

PERSON TO CONTACT REGARDING THIS REPORT: Susie Herrmann

PHONE NUMBER: 602-686-6270

ADDRESS: PO Box 20336, Phoenix, AZ 85036-0336

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

Case Number: 2:13-BK-16127 (RJH)

CURRENT MONTH"S RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS															
	Operating	Savings	Payroll-FSA	Payroll	Lloyds TSB	BofA - Collateral	Adeq Assurance Utility Deposit	Chapter 7 Bankruptcy	Creditors' Committee Carve Out	Merrill Lynch Investment	Petty Cash	Wells Fargo	Innergy Operating	Innergy Payroll	Innergy Incoming Wires	Total
	# 1311	# 0819	# 1770	# 2028	# 0434	# 8468	# 4411	# 4424	# 4602	#7005		# 1500	# 6103	# 6116	# 6129	
Balance at Beginning of Period	3,096,360.47	6.38	2,439.92	11,863.02	-	-	124,000.00	10,000.00	30,000.00	258.32	151.17	-	172,880.71	386.46	29,963.55	3,477,300.00
RECEIPTS																
Cash Sales													14,710.70		91,800.00	106,510.70
Accounts Receivable																-
Loans and Advances																-
Sale of Assets	5,000.00															5,000.00
Transfers from Other DIP Accounts				55,000.00												55,000.00
COBRA reimbursement	18,297.56															18,297.56
Reimburse Payroll Retention																-
Interest Income										0.02						0.02
Other - Bank Fee Adjustment	4,905.26															4,905.26
																-
TOTAL RECEIPTS	28,202.82	-	-	55,000.00	-	-	-	-	-	0.02		-	14,710.70	-	91,800.00	189,713.54
DISBURSEMENTS																
Business - Ordinary Operations	56,206.87										14.91		6,439.57			62,661.35
Business - Labor Expenses	59,604.41		65.00	61,546.53												121,215.94
Capitol Improvements																-
Pre-Petition Debt																-
Transfers to Other DIP Accounts	55,000.00															55,000.00
Other (attach list)																-
																-
																-
Reorganization Expenses:																-
Attorney Fees	1,409,886.60															1,409,886.60
Accountant Fees																-
Other Professional Fees	465,205.17															465,205.17
U. S. Trustee Quarterly Fee																-
Court Costs																-
																-
TOTAL DISBURSEMENTS	2,045,903.05	-	65.00	61,546.53	-	-	-	-	-	-	14.91	-	6,439.57	-	-	2,113,969.06
Balance at End of Month	1,077,660.24	6.38	2,374.92	5,316.49	-	-	124,000.00	10,000.00	30,000.00	258.34	136.26	-	181,151.84	386.46	121,763.55	1,563,044.48

*Information provided above should reconcile with balance sheet and income statement amounts

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	2,113,969.06
Less: Transfers to Other DIP Accounts	(55,000.00)
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	
Total Disbursements for Calculating Quarterly Fees	2,058,969.06

Case Number: 2:13-BK-16127 (RJH)

INCOME STATEMENT

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement.

REVENUES	Current Month	Year to Date	Total SInce Filing
Gross Revenue	75,561.00	1,057,426.21	268,814.00
Less: Returns & Discounts	-	-	-
Net Revenue	75,561.00	1,057,426.21	268,814.00
COST OF GOODS SOLD			
Material	11,215.51	366,027.97	85,496.70
Direct Labor	18,567.50	67,060.36	30,921.47
Direct Overhead (attach detail)	-	-	-
Total Cost of Goods Sold	29,783.01	433,088.33	116,418.17
GROSS PROFIT	45,777.99	624,337.88	152,395.83
OPERATING EXPENSES			
Officer/Insider Compensation	40,720.18	1,331,303.15	204,691.17
Selling & Marketing (attach detail)	-	-	-
General & Administrative (attach detail)	114,805.96	5,464,619.74	1,196,709.59
Other Expenses (attach detail)	-	-	-
Total Operating Expenses	155,526.14	6,795,922.89	1,401,400.76
Income Before Non-operating Income and Expense	(109,748.15)	(6,171,585.01)	(1,249,004.93)
OTHER INCOME & (EXPENSE)			
Other Income (attach list)	(22,107.57)	(45,152.76)	(22,069.79)
Other Expense (attach list)	-	(133,500.99)	8,940.23
Interest Expense	(1,093.75)	(297,859.55)	(74,306.33)
Depreciation/Depletion	-	(48,651.53)	(5,719.82)
Amortization	-	(18,750.00)	(2,083.33)
Net Other Income & Expense	(23,201.32)	(543,914.83)	(95,239.04)
Income Before Reorganization Expense	(132,949.47)	(6,715,499.84)	(1,344,243.97)
REORGANIZATION EXPENSES			
Professional Fees	115,929.04	3,009,001.85	2,010,213.49
U.S. Trustee Fees	-	1,625.00	1,625.00
Other - Impairment Loss	-	8,270,805.86	8,270,805.86
Other - Mexico Wind Down	42,763.00	42,763.00	42,763.00
Total Reorganization Expenses	158,692.04	11,324,195.71	10,325,407.35
Income Tax	-	42,227.05	-
NET PROFIT OR (LOSS)	(291,641.51)	(18,081,922.60)	(11,669,651.32)

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
General and Administrative Expenses
December 31, 2013

OPERATING EXPENSES	Current Month	Year to Date	Total SInce Filing
General & Administrative (attach detail)			
Accounting Services	4,100.00	548,122.94	5,800.00
Business Insurance	48,254.19	433,477.31	141,123.90
Dues & Subscriptions	482.08	32,962.70	2,923.65
Investor Relations	-	95,233.07	-
Legal Fees	6,384.64	444,550.51	10,604.67
License & Permits	-	3,329.75	378.00
Marketing (including conferences, website maint & URL)	-	224,998.90	549.75
Miscellaneous Expenses	9,400.77	167,434.48	32,124.95
Office Expenses (supplies, postage)	710.27	41,058.38	4,129.40
Parking	-	13,278.63	30.00
Payroll Expenses	75,733.03	3,230,171.01	331,385.70
Equity Compensation	(1,149.99)	398,747.83	(19,508.78)
Less: Officer Compensation	(40,720.18)	(1,212,283.37)	(198,423.38)
Professional Fees (including equity based prof. fees)	5,427.78	1,540,810.65	898,440.44
Property Taxes	501.05	7,743.89	1,896.61
Public Relations	-	170,865.00	11,875.00
Rent	3,815.81	192,583.47	23,776.27
Tax Penalties & Interest	237.37	5,891.89	4,768.22
Travel & Entertainement	-	242,983.98	1,194.56
Utilities (water, electric, internet, phone)	1,629.14	57,399.41	6,548.71
Allocate Marketing costs to subsidiary	-	(878,619.10)	(25,174.12)
Allocate IT costs to subsidiary	-	(296,121.59)	(37,733.96)
	114,805.96	5,464,619.74	1,196,709.59

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Other Income
December 31, 2013

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total SInce Filing
Other Income (attach list)			
Interest Income	0.02	3,251.29	37.80
Miscellaneous Income	-	500.00	-
Gain(loss) Equity Method Investment *	(22,107.59)	(50,000.00)	(22,107.59)
Gain(loss) Disposal of Assets	-	1,095.95	-
	(22,107.57)	(45,152.76)	(22,069.79)

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Other Expense
December 31, 2013

OTHER INCOME & (EXPENSE)	Current Month	Year to Date	Total SInce Filing
Other Expense (attach list)			
Gain(loss) on foreign currency exchange for loan to Ecotality Australia subsidiary	-	(133,500.99)	8,940.23
	-	(133,500.99)	8,940.23

ECOtality, Inc
Balance Sheet (Accrual Basis)
For the Period Ending December 31, 2013
Case Number: 2:13-BK-16127 (RJH)

	Current Period	Prior Period
Current assets:		
Unrestricted Cash	1,384,044	3,313,300
Restricted Cash	169,000	164,000
Receivables, net	44,519	75,279
Taxes Receivable	28,911	28,911
Due from Insider(s)	-	-
Inventory	-	11,188
Prepaid & other assets	812,325	1,091,939
Assets Held for Sale	189,758	189,758
Total current assets	2,628,557	4,874,375
Property & equipment:	-	-
Less: accum depr	-	-
Net property & equipment	-	-
Other assets:		
Intercompany Receivable (attach list)	85,996,088	86,165,137
Investment in Collaboratev	-	22,108
Total other assets	85,996,088	86,187,245
Total assets	88,624,645	91,061,620
Liabilities & Equity		
Post-Petition Liabilities		
Accounts payable	153,305.31	1,994,094
Accrued Taxes	-	-
Accrued Payroll	14,337.60	19,840
Accrued Legal	242,930	387,744
Intercompany Payable (attach list)	145,149	28,689
Accrued liabilities (attach list)	42,827	44,367
Total post-petition liabilities	598,548	2,474,733
Pre-Petition Liabilities		
Secured Debt	187,500	187,500
Unsecured Debt	5,000,000	5,000,000
Intercompany Payable (attach list)	719,929	982,226
Other (attach list)	1,064,475	1,070,518
	-	
Total Pre-Petition Liabilities	6,971,904	7,240,244
Shareholder's equity:		
Pre-Petition Equity		
Common stock	33,529	33,529
Preferred Stock	1,744	1,744
Paid in capital	136,003,909	136,003,909
Retained earnings at acquisition	-	-
Retained earnings since acquisition	(43,277,866)	(43,277,866)
Foreign Currency Translation Adj	-	
Total Pre-Petition Equity	92,761,316	92,761,316
	-	
Post-Petition Cumulative Profit(Loss)	(11,669,651)	(11,378,010)
Direct Changes to Equity (Employee Stock & Option Vesting)	(37,473)	(36,663)
Total equity	81,054,192.21	81,346,643.18
Total liabilities & equity	88,624,645	91,061,620

Case Number: 2:13-BK-16127 (RJH)

Inter Company Receivables / Payables

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principals, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated.

	Current Period	Prior Period
Pre Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	-	(262,296.59)
Due to Portable Energy de Mexico, SA.DEC.V	(719,929.49)	(719,929.49)
Total Pre Petition Intercompany Payable	(719,929.49)	(982,226.08)
Post Petition Inter Company Payable		
Due To Ecotality Stores, Inc.	(137,810.17)	(28,688.72)
Due to Portable Energy de Mexico, SA.DEC.V	(7,338.59)	-
Total Post Petition Payable	(145,148.76)	(28,688.72)
Pre and Post Petition Inter Company Receivable		
Due To Electric Transportation Engineering Corp	82,148,627.86	82,112,956.66
Due To Ecotality Stores, Inc.	3,832,243.29	4,034,005.86
Due to Ecotality Asia Pacific Limited	15,216.38	15,216.38
Due to Portable Energy de Mexico, SA.DEC.V	-	2,958.28
Total Post Petition Receviable	85,996,087.53	86,165,137.18

Total Inter Company Receivables / (Payables)	Current Period	Prior Period
Due To Electric Transportation Engineering Corp	82,148,627.86	82,112,956.66
Due To Ecotality Stores, Inc.	3,694,433.12	3,743,020.55
Due to Ecotality Asia Pacific Limited	15,216.38	15,216.38
Due to Portable Energy de Mexico, SA.DEC.V	(727,268.08)	(716,971.21)
TOTAL Inter Company	85,131,009.28	85,154,222.38

Note: Inter company balances are a net of payables and receivables by entity

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Post-Petition Accrued Liabilities

December 31, 2013

POST-PETITION ACCRUED LIABILITIES	Current Period	Prior Period
Accrued Interest	4,375.00	3,281.25
Accrued Utilities	1,368.19	1,943.97
Accrued BOD Fees	-	-
Accrued Professional Fees	34,500.00	39,141.65
Misc. Accrual	2,583.33	-
	42,826.52	44,366.87

Ecotality, Inc.

Case Number: 2:13-BK-16127 (RJH)

Pre-Petition Liabilities

December 31, 2013

PRE-PETITION LIABILITIES	Current Period	Prior Period
Accounts Payable	644,207.43	625,845.26
Accrued Payroll	84,244.91	100,770.10
Accrued Legal	22,770.30	19,941.30
Accrued Interest	52,604.17	52,604.17
Accrued Rent	-	3,577.60
Accrued Contract Payments	221,148.99	221,148.99
Accrued Board Fees	39,498.95	39,498.95
Misc. Accruals	-	7,131.34
	1,064,474.75	1,070,517.71

Case Number: 2:13-BK-16127 (RJH)

STATUS OF ASSETS

*Information provided on this page should reconcile with balance sheet amounts

ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	44,518.73	-	44,518.73	-
Less Amount Considered Uncollectible	-			
Net Accounts Receivable	44,518.73	-	44,518.73	-

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY		
Beginning Inventory		11,188.03
Plus: Purchases		-
Less: Cost of Goods Sold		11,188.03
Ending Inventory	-	-

Date Last Inventory was taken: 9/30/2013

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	Book Value
Real Property				
Buildings	575,615.00		(575,615.00)	-
Accumulated Depreciation	101,486.34		(101,486.34)	-
Net Buildings	474,128.66			-
Equipment	1,575,869.64		(1,575,869.64)	-
Accumulated Depreciation	1,571,246.49		(1,571,246.49)	-
Net Equipment	4,623.15			-
Autos/Vehicles	-			-
Accumulated Depreciation	-			-
Net Autos/Vehicles	-			-
Furniture & Fixtures	129,426.36		(129,426.36)	-
Accumulated Depreciation	83,553.47		(83,553.47)	-
Net Furniture & Fixtures	45,872.89			-
Leasehold Improvements	26,630.69		(26,630.69)	-
Accumulated Depreciation	22,430.69		(22,430.69)	-
Net Leasehold Improvements	4,200.00			-

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2:13-BK-16127 (RJH)

STATUS OF LIABILITIES AND SENSITIVE PAYMENTS

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable *	153,305.31	106,914.18	3,149.74	7,097.13	36,144.26
Taxes Payable	-				
Notes Payable	-				
Professional Fees Payable	280,302.88	280,302.88	-		
Secured Debt	-				
Other (attach list)	164,940.10	164,940.10	-		
Total Post-Petition Liabilities	598,548.29	552,157.16	3,149.74	7,097.13	36,144.26

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	Reason for Payment	Amount Paid this Month	Total Paid to Date
Hind Ravi Brar	Payroll	22,931.73	103,929.57
Murray Jones	Payroll	-	37,843.47
Susie Herrmann	Payroll	17,788.45	56,650.34
Daryl Magana	Board of Director Fees	-	1,958.33
Kevin Cameron	Board of Director Fees	-	2,458.33
Edwars S. Mead	Board of Director Fees	-	1,854.17
Total Payments to Insiders		40,720.18	204,694.21

Professionals				
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
Nair & Co	9/30/2013	Up to $20K per month or $120K ttl	0.00	8,288.67
Kurtzman Carson Consultants, LLC	9/19/2013	NA	30,528.44	56,746.54
Wendy Larchick PC	9/30/2013	Up to $20K per month or $120K ttl	3,295.00	13,330.83
Armando Moreno Ibarra	9/30/2013	Up to $20K per month or $120K ttl	850.00	2,325.00
Hartman Titus, PLC	9/30/2013	Up to $20K per month or $120K ttl	7,928.00	7,928.00
Total Payments to Professionals			42,601.44	88,619.04

Ecotality, Inc.
Case Number: 2:13-BK-16127 (RJH)
Accounts Payable
December 31, 2013

	1 - 30	31 - 60	61 - 90	> 90	TOTAL
ABM	0.00	0.00	0.00	562.50	562.50
ADP	3,917.32	0.00	0.00	0.00	3,917.32
Akin Gump Strauss Hauer & Feld LLP	32,596.10	0.00	0.00	0.00	32,596.10
Antenna Group LLC	0.00	0.00	0.00	15,000.00	15,000.00
Aprea & Micheli, Inc.	0.00	1,250.00	1,875.00	0.00	3,125.00
Arrowhead	15.00	15.00	0.00	0.00	30.00
Benesch Friendlander Coplan & Aronoff LLP	0.00	638.00	0.00	0.00	638.00
Bradley A. Martin	165.00	0.00	0.00	0.00	165.00
Bryan Cave LLP	3,858.50	0.00	773.00	0.00	4,631.50
Corporate Stock Transfer	0.00	111.44	224.57	0.00	336.01
Digital -The Fruth Group	713.49	0.00	0.00	0.00	713.49
Discovery Benefits	41.66	0.00	0.00	0.00	41.66
Jennings,Strouss & Salmon, PLC	6,058.90	0.00	0.00	0.00	6,058.90
Kurtzman Carson Consultants LLC	17,785.18	0.00	0.00	0.00	17,785.18
M2M One	330.00	0.00	880.00	0.00	1,210.00
Merrill Communications	575.65	0.00	0.00	0.00	575.65
MR Copy (CCV Payments)	35.79	28.15	0.00	0.00	63.94
MT Data	0.00	0.00	231.00	346.50	577.50
Nair & Co	2,445.46	901.38	0.00	0.00	3,346.84
NASDAQ OMX	4,375.00	0.00	0.00	0.00	4,375.00
NRAI	378.00	0.00	0.00	330.75	708.75
Oregon Dept. of Revenue -	237.37	0.00	0.00	0.00	237.37
Over The Wire	0.00	0.00	437.25	0.00	437.25
Parker Schwartz, PLLC	9,964.40	0.00	0.00	0.00	9,964.40
ScreenSpaces, Inc.	0.00	0.00	549.75	0.00	549.75
SRP	38.86	0.00	0.00	0.00	38.86
TPG The Piacent Group, Inc.	0.00	0.00	0.00	15,750.00	15,750.00
Wendy L. Larchick PC	950.00	0.00	0.00	0.00	950.00
Bustamante Escandon Y Pareyon SC	8,455.00	-	-	-	8,455.00
Bustamante Escandon Y Pareyon SC	4,480.00	-	-	-	4,480.00
Armando Moreno-Ibarra	2,700.00	-	-	-	2,700.00
Bustamante Escandon Y Pareyon SC	2,575.00	-	-	-	2,575.00
Bustamante Escandon Y Pareyon SC	2,472.50	-	-	-	2,472.50
Bustamante Escandon Y Pareyon SC	1,185.00	-	-	-	1,185.00
Armando Moreno-Ibarra	550.00	-	-	-	550.00
Arrowhead	15.00	-	-	-	15.00
Digital - The Fruth Group	-	190.77	-	-	190.77
Arrowhead	-	15.00	-	-	15.00
LIT Industrial Limited Partner	-	-	1,704.42	-	1,704.42
Pitney Bowes Global Financial Services	-	-	213.27	-	213.27
LIT Industrial Limited Partner	-	-	122.75	-	122.75
Arrowhead	-	-	68.26	-	68.26
UPS Supply Chain Solutions, Inc.	-	-	16.45	-	16.45
UPS Supply Chain Solutions, Inc.	-	-	1.41	-	1.41
UPS Supply Chain Solutions, Inc.				10.18	10.18
UPS Supply Chain Solutions, Inc.				23.52	23.52
Fedex				31.50	31.50
Arrowhead				46.71	46.71
Everclear Window Cleaning & Services				52.50	52.50
Allied Storage Containers, Inc.				54.72	54.72
Canon Financial Service, Inc				93.02	93.02
UPS Supply Chain Solutions, Inc.				98.04	98.04
Canon Financial Service, Inc				108.81	108.81
Everclear Window Cleaning & Services				140.00	140.00
Everclear Window Cleaning & Services				175.00	175.00
Canon Financial Service, Inc				201.83	201.83
COX Business				218.40	218.40
Armando Moreno-Ibarra				225.00	225.00
Staples				249.18	249.18
Sanyo Customs Brokerage, Inc.				252.00	252.00
San Diego Gas & Electric				309.10	309.10
Underwriters Laboratories Inc.				505.00	505.00
Bustamante Escandon Y Pareyon SC				1,360.00	1,360.00
					-
					-
					-
TOTAL	106,914.18	3,149.74	7,097.13	36,144.26	153,305.31

Ecotality, Inc.

Case Number:	2:13-BK-16127 (RJH)

Post-Petition Liabilities
December 31, 2013

POST-PETITION LIABILITIES

Accrued Payroll	11,464.62
Accrued Interest	4,375.00
Accrued Utilities	1,368.19
Intercompany Payable	145,148.96
Misc. Accrual	2,583.33
	164,940.10

Case Number: 2:13-BK-16127 (RJH)

CASE STATUS

QUESTIONAIRE

	YES	NO
Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?		X
Are any post-petition receivables (accounts, notes or loans) due from related parties?	X	
Are any wages past due?		X
Are any U. S. Trustee quarterly fees delinquent?		X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)

Business expenses received/paid by related party passed to company through intercompany receivable/payable accounts.

Current number of employees: 5

INSURANCE

Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
UnitedHealthCare - 626059	Medical, Dental & Vision	Month-to-Month	Monthly/Varies based on participants
UnitedHealthCare Speciality Benefits - 303571	Supp Life, ST & LT Disability	Month-to-Month	Monthly/Varies based on participants
Travelers - 4B08288 UB	Workers Comp	2/25/13 - 2/25/14	Monthly/$5,539.91
Travelers - 8106C868 CUP	Umbrella Policy	3/1/13 - 3/1/14	Monthly/$5,665.70
Travelers - 8106C868 630	Commerical Pkg	3/1/13 - 3/1/14	Monthly/$880.12
Travelers - 8106C868 810	Automobile	3/1/13 - 3/1/14	Monthly/$5,095.51
Indian Harbor Insurance - MTP003688901	Professional Liab	3/1/13 - 3/1/14	Annual/$15,064
Travelers Casualty - 105753436	Crime	3/1/13 - 3/1/14	Annual/$7,373
Federal Insurance Company - 82346606	Special Risk	3/1/13 - 3/1/14	Annual/$3,059
Travelers Prop & Cas. - ZOC15N2493213ND	Cargo	2/19/13 - 2/19/14	Annual/$9,500
Chubb & Son - 3760 1120 1542 001C	Excess Liability	3/1/13 - 3/1/14	QRTLY/$7,086.24
Liberty Mutual Group - DO4N717527005	D&O Coverage	10/11/13 - 10/11/14	Annual/$130,000
Liberty Mutual Group - DO4N717527006	D&O Coverage	10/11/13 - 10/11/14	Annual/$195,000
Berkley Insurance Co. - 11141191	D&O Coverage	10/11/13 - 10/11/14	Annual/$70,909
Philadelphia Indemnity Ins. Co - PHSD887291	Employment Practices	10/12/13 - 10/11/14	Annual/$26,193

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

The Company is in the process of liquidating its assets for the benefit of creditors.

Identify any matters that are delaying the filing of a plan of reorganization:

None

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: December 31, 2013

Account # 1311

Bank Name Bank of America - Ecotality Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
12/03/2013	Transfer to Payroll Account	transfer to cover weekly payroll	20,000.00
12/03/2013	ADP	Payroll Taxes	4,448.31
12/03/2013	ADP	Payroll Taxes	617.02
12/03/2013	ADP	Payroll Taxes	934.39
12/06/2013	ADP	Payroll Taxes	3,917.32
12/06/2013	ADP	Payroll Taxes	513.36
12/10/2013	Transfer to Payroll Account	transfer to cover weekly payroll	10,000.00
12/10/2013	ADP	Payroll Taxes	10,009.74
12/10/2013	ADP	Payroll Taxes	934.39
12/10/2013	ADP	Payroll Taxes	288.35
12/10/2013	RDG Filings	EDGAR services	130.00
12/16/2013	Bank of America	Bank Analysis Fee	2,308.87
12/17/2013	Transfer to Payroll Account	transfer to cover weekly payroll	15,000.00
12/17/2013	ADP	Payroll Taxes	2,214.50
12/17/2013	ADP	Payroll Taxes	519.67
12/17/2013	ADP	Payroll Taxes	934.39
12/20/2013	ADP	Payroll Taxes	2,214.48
12/20/2013	RDG Filings	EDGAR services	920.00
12/20/2013	ADP	Payroll Taxes	785.30
12/20/2013	ADP	Payroll Taxes	288.33
12/23/2013	Akin Gump Strauss Hauer & Feld LL	Attorney Fees	131,791.78
12/23/2013	Parker Schwartz, PLLC	Attorney Fees	39,870.10
12/27/2013	Transfer to Payroll Account	transfer to cover weekly payroll	10,000.00
12/27/2013	ADP	Payroll Taxes	465.74
12/27/2013	ADP	Payroll Taxes	288.34
12/27/2013	ADP	Payroll Taxes	2,214.49
12/31/2013	Bank of America	Bank Analysis Fee	2,178.87
12/31/2013	Bank of America	Bank Analysis Fee	2,466.39
		Total Cash/Electronic Disbursements	266,254.13

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
7288	12/06/2013	Beverly Frye	Employee reimb - office supplies	282.42
7289	12/06/2013	SRP	Utilities	33.95
7290	12/11/2013	UnitedHealthcare Specialty Benefits	Medical insurance	348.62
7291	12/11/2013	UnitedHealthcare	Medical insurance	25,547.15
7292	12/13/2013	City of Scottsdale	Utilities	68.01
7293	12/13/2013	Hartman Titus PLC	Attorney - IP pending sale of assets	7,928.00
7294	12/13/2013	Merrill Communications	Data Room	2,539.61
7295	12/13/2013	Travelers	insurance installment	30,210.60
Total checks listed on this page				66,958.36
Total checks listed on continuation pages				1,712,690.56

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	2,045,903.05

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL
CONTINUATION SHEET

Month: December 31, 2013
Account # 1311

Bank Name Bank of America - Ecotality Operating

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
7296	12/13/2013	tw telecom	utilities: VOID	0.00
7297	12/13/2013	Wendy L. Larchick PC	Co. Counsel - transition wind down	1,970.00
7298	12/17/2013	Akin Gump Strauss Hauer & F	attorney fees	1,065,104.60
7299	12/17/2013	Discovery Benefits	Employee benefits admin fee	53.90
7300	12/17/2013	FTI Consulting	Bankruptcy Consultant - sale fee	434,676.73
7301	12/17/2013	Jennings, Strouss & Salmon F	creditor committee attorney fees	68,893.86
7302	12/17/2013	Kurtzman Carson Consultants	Bankruptcy Consultant	30,528.44
7303	12/17/2013	Parker Schwartz PLLC	attorney fees	76,623.35
7304	12/17/2013	Jennings, Strouss & Salmon F	creditor committee attorney fees	24,307.91
7305	12/20/2013	Wendy L. Larchick PC	Co. Counsel - transition wind down	1,325.00
7306	12/30/2013	Chubb & Son	insurance installment	7,086.25
7307	12/30/2013	employee	reissue lost payroll check	2,120.52

TOTAL DISBURSEMENTS - THIS PAGE	1,712,690.56

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: December 31, 2013

Account # 1770

Bank Name Bank of America - Ecotality Payroll FSA

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
12/03/2013	Discovery Benefit Claim Fund	Employee FSA withdrawal	10.00
12/24/2013	Discovery Benefit Claim Fund	Employee FSA withdrawal	55.00
		Total Cash/Electronic Disbursements	65.00

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	65.00

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: December 31, 2013

Account # 2028

Bank Name Bank of America - Ecotality Payroll

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
1218	12/04/2013	Employee	Pay Period 11/25/13 to 12/1/13	1,631.24
1219	12/04/2013	Employee	Pay Period 11/25/13 to 12/1/13	1,111.57
1220	12/04/2013	Employee	Pay Period 11/25/13 to 12/1/13	641.30
1221	12/04/2013	Employee	Pay Period 11/25/13 to 12/1/13	843.77
1222	12/04/2013	Employee	Pay Period 11/25/13 to 12/1/13	1,237.70
1223	12/04/2013	Employee	Pay Period 11/25/13 to 12/1/13	4,106.81
1224	12/04/2013	Employee	Pay Period 11/25/13 to 12/1/13	2,444.73
1225	12/04/2013	Employee	Pay Period 11/25/13 to 12/1/13	2,448.14
1226	12/04/2013	Employee	Payroll - final check, vacation payout	9,128.36
1227	12/11/2013	Employee	Pay Period 12/2/13 to 12/8/13	843.76
1228	12/11/2013	Employee	Pay Period 12/2/13 to 12/8/13	1,237.71
1229	12/11/2013	Employee	Pay Period 12/2/13 to 12/8/13	2,444.73
1230	12/11/2013	Employee	Pay Period 12/2/13 to 12/8/13	2,448.14
1231	12/11/2013	Employee	Pay Period 12/2/13 to 12/8/13	1,631.23
1232	12/11/2013	Employee	Pay Period 12/2/13 to 12/8/13	1,111.58
1233	12/11/2013	Employee	H1 B final payment	475.04
1234	12/18/2013	Employee	Pay Period 12/9/13 to 12/15/13	1,237.69
1235	12/18/2013	Employee	Pay Period 12/9/13 to 12/15/13	2,444.73
1236	12/18/2013	Employee	Pay Period 12/9/13 to 12/15/13	2,448.14
1237	12/18/2013	Employee	Pay Period 12/9/13 to 12/15/13	843.77
1238	12/18/2013	Employee	Pay Period 12/9/13 to 12/15/13	1,631.24
1239	12/18/2013	Employee	Pay Period 12/9/13 to 12/15/13	1,111.57
1240	12/23/2013	Employee	Pay Period 12/16/13 to 12/22/13	1,631.24
1241	12/23/2013	Employee	Pay Period 12/16/13 to 12/22/13	832.41
1242	12/23/2013	Employee	Pay Period 12/16/13 to 12/22/13	843.78
Total checks listed on this page				46,810.38
Total checks listed on continuation pages				14,736.15

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	61,546.53

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL
CONTINUATION SHEET

Month: December 31, 2013
Account # 2028

Bank Name Bank of America - Ecotality Payroll

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
1243	12/23/2013	Employee	Pay Period 12/16/13 to 12/22/13	1,237.71
1244	12/23/2013	Employee	Pay Period 12/16/13 to 12/22/13	2,444.73
1245	12/23/2013	Employee	Pay Period 12/16/13 to 12/22/13	2,448.14
1246	12/30/2013	Employee	Pay Period 12/23/13 to 12/29/13	1,631.23
1247	12/30/2013	Employee	Pay Period 12/23/13 to 12/29/13	843.77
1248	12/30/2013	Employee	Pay Period 12/23/13 to 12/29/13	1,237.70
1249	12/30/2013	Employee	Pay Period 12/23/13 to 12/29/13	2,444.73
1250	12/30/2013	Employee	Pay Period 12/23/13 to 12/29/13	2,448.14

TOTAL DISBURSEMENTS - THIS PAGE	14,736.15

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: December 31, 2013

Account # 0434

Bank Name Lloyds TSB (USD)

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash/Electronic Disbursements	-

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	-

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: December 31, 2013
Account #
Bank Name Petty Cash

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
12/19/2013	UPS	Postage	14.91
		Total Cash/Electronic Disbursements	14.91

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				-
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	14.91

Case Number: 2:13-BK-16127 (RJH)

DISBURSEMENT DETAIL

Month: December 31, 2013
Account # # 6103

Bank Name IPC Operating

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
12/5/13	UPS Supply Chain Solutions, In	Equip fee (printer)	24.00
12/12/13	UPS Supply Chain Solutions, In	Freight	49.48
12/17/13	Fedex	Freight	10.00
12/23/13	UPS Supply Chain Solutions, In	Equip fee (printer)	24.00
12/27/13	UPS Supply Chain Solutions, In	Equip fee (printer)	24.00
12/2/13	Merchant Services	Merchant Services Fees	898.68
12/9/13	American Express	Merchant Services Fees	319.22
12/4/13	Continental Computers	REFUND-CM 8941	189.00
		Total Cash/Electronic Disbursements	1,538.38

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
4768	12/6/13	Armando Moreno-Ibarra	Mexico Payroll & Accounting	850.00
4769	12/20/13	LIT Industrial Limited Partner	Building Lease San Diego	3,815.80
4770	12/20/13	San Diego Gas & Electric	Utilities	235.39
Total checks listed on this page				4,901.19
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	6,439.57